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                                                                   EXHIBIT 32.01

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                      AS ADOPTED PURSUANT TO SECTION 906 OF

                         THE SARBANES-OXLEY ACT OF 2002



     In connection with the Interwoven, Inc. Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin W. Brauns, certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Interwoven, Inc.


Dated: March 15, 2005                     /s/ MARTIN W. BRAUNS
                                          --------------------
                                          Martin W. Brauns
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors